UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 6, 2012

OPEXA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-33004	76-0333165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2635 Technology Forest Drive, The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 6, 2012, Opexa Therapeutics, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with Brinson Patrick Securities Corporation (the “Sales Agent”), under which the Company may sell shares of its common stock from time to time depending upon market demand, with the Sales Agent acting as an agent for sales.  Pursuant to the Agreement, the Company may offer and sell the shares in transactions deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933.

The Company will pay the Sales Agent a commission equal to 3% of the gross proceeds from the sale of shares of common stock by it as agent under the Agreement.  The Agreement provides that the Company will provide customary indemnification rights to the Sales Agent.  The Company has no obligation to sell any shares of common stock pursuant to the Agreement, and may at any time suspend sales pursuant to the Agreement. Either party may terminate the Agreement at any time without liability of any party.

The shares of common stock will be sold pursuant to a shelf registration statement on Form S-3, as amended (Registration No. 333-163108), declared effective by the Securities and Exchange Commission on November 23, 2009.  A prospectus supplement relating to the offer and sale of up to 4,000,000 shares of common stock pursuant to the Agreement will be filed with the Securities and Exchange Commission as part of the registration statement.  Interested investors should read the registration statement and prospectus supplement and all documents incorporated therein by reference.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This summary of the terms of the Agreement is qualified in its entirety by the text of the Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Sales Agreement dated September 6, 2012 by and between Opexa Therapeutics, Inc. and Brinson Patrick Securities Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPEXA THERAPEUTICS, INC.

Dated: September 7, 2012	By:	/s/ Neil K. Warma
Neil K. Warma
President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Sales Agreement dated September 6, 2012 by and between Opexa Therapeutics, Inc. and Brinson Patrick Securities Corporation.